SCHEDULE 14A INFORMATION
        Proxy Statement Pursuant to Section 14(a) of
                 the Securities Exchange Act of 1934
Filed by the Registrant
Filed by a party other than the Registrant

Check the appropriate box:

     Preliminary Proxy Statement
     Definitive Proxy Statement
     Definitive Additional Materials
     Soliciting Material Pursuant to  240.14a-11(c) or  240.14a12

                     Zemex Corporation
             (Name of Registrant as Specified
                      in its Charter)
                     Zemex Corporation
              (Name of Person(s) Filing Proxy
                        Statement)

Payment of Filing Fee (check the appropriate box)

      $125 per Exchange Act Rules O-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)*
      $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)
      Fee  computed  on table below per Exchange  Act  Rule
14a6(i)(4) and O-11

      1) Title of each class of securities to which transaction applies:
      2) Aggregate number of securities to which transaction applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-
          11:
     4)   Proposed maximum aggregate value of transaction:

          * Set   forth  the  amount  on  which  the  filing
            is calculated and state how it was determined.

     Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously.
     Identify the previous filing by registration statement number, or the Form of Schedule and the date of its filing.

     (1)  Amount previously paid:  $125
      (2)  Form, Schedule or Registration Statement No.:
          Preliminary Proxy Statement
     (3)  Filing Party:  Zemex Corporation
      (4)  Date Filed:  March 15, 1995
Notes: N/A